===============================================================================
                                               --------------------------------
                                               \        OMB APPROVAL          \
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                                               \  OMB Number:      3235-0059  \
                                               \  Expires: December 31, 1997  \
                                               \  Estimated average burden    \
                                               \  hours per response......89  \
                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 XIRCOM, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                               [LOGO OF XIRCOM]

                 ----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 ----------------------------------------------

TO OUR SHAREHOLDERS:

WHAT:   Our Annual Meeting of Shareholders for Fiscal Year 1998

WHEN:   January 22, 1999 at 10:00 a.m., local time

WHERE:  The Hyatt Westlake Plaza Hotel
        880 South Westlake Boulevard
        Westlake Village, California 91361

WHY:    At this meeting, we plan to:

      1. Elect directors to serve for the coming year and until their successors are elected and qualified.

      2. Approve an amendment to Xircom's 1992 Director Stock Option Plan to increase the number of shares of Common Stock reserved for issuing from 425,000 to 725,000 shares, and to increase certain automatic grants under the Plan.

      3. Approve an amendment to Xircom's Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuing from 600,000 shares to 1,400,000 shares.

      4. Ratify the appointment of Ernst & Young LLP as independent auditors of Xircom for the fiscal year ending September 30, 1999.

      5. Transact any other business which may be presented at the meeting or any adjournment.

     Only shareholders of record at the close of business on November 25, 1998 will receive notice of the Annual Meeting and be eligible to vote at the meeting.

     All shareholders are encouraged to attend the Annual Meeting. However, if you cannot attend the Annual Meeting in person, please promptly register your votes for the proposals to ensure you are represented at the Annual Meeting.

     This year, we are pleased to offer alternative voting methods. You may vote:

 .  Via the Internet at http://www.equiserve.com/proxy
                       ------------------------------
 .  By telephone at 1-888-807-7699
 .  By submission of the enclosed Proxy card

     Please vote as soon as possible. We have enclosed a postage-prepaid envelope for your convenience if you chose to use the enclosed Proxy card. Please note: If you attend the Annual Meeting, you may still vote in person at the meeting even if you previously returned or voted a Proxy.

                                   By Order of the Board of Directors

                                   /s/ Randall H. Holliday

Thousand Oaks, California          Randall H. Holliday
December 11, 1998                  Secretary

================================================================================
                                 XIRCOM, INC.
                          2300 CORPORATE CENTER DRIVE
                           THOUSAND OAKS, CA  91320
                                (805) 376-9300

                                PROXY STATEMENT
================================================================================


   The Board of Directors of Xircom, Inc., ("Xircom" or first person pronouns), seeks your Proxy for use at our Fiscal Year 1998 ("FY98") Annual Meeting of Shareholders (the "Annual Meeting"). We will hold the meeting per our Notice of Annual Meeting, unless we adjourn to a later date and/or time.

   This Proxy Statement, and our accompanying Notice of Annual Meeting of Shareholders, cover the purposes of the Annual Meeting. We have sent these Proxy solicitation materials on or about December 11, 1998 to all shareholders entitled to vote at the Annual Meeting.

+  VOTING AND SOLICITATION
   -----------------------

   Shareholders of record as of the close of business on November 25, 1998 (the "Record Date") will receive notice of and may vote at the Annual Meeting. Eligible shareholders may vote using one of the following methods:

 .  On-line via the Internet at http://www.equiserve.com/proxy
                               ------------------------------
 .  By telephone at 1-888-807-7699
 .  By marking, signing, and returning the Proxy card.

   There were 23,727,497 shares of our Common Stock issued and outstanding on the Record Date. The closing sale price on that date was $30.375. Our Common Stock ($.001 par value) is traded on the Nasdaq Stock Marketsm (symbol "XIRC").

   (See the section titled "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below on page 19 for information about owners of more than 5% of our outstanding Common Stock).

   EACH SHARE HAS ONE VOTE ON ALL MATTERS, EXCEPT AS NOTED IN PROPOSAL 1- "ELECTION OF DIRECTORS" UNDER "REQUIRED VOTE."

  Xircom will pay for this solicitation.   We have hired D.F. King & Co., Inc.
for approximately $4,000, plus out-of-pocket expenses, to help distribute Proxy materials and secure votes. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in sending solicitation material to beneficial owners.

+  REVOKING YOUR PROXY
   -------------------

   Any Proxy may be revoked at any time before it is actually voted at the Annual Meeting. Regardless of the method of voting you used, you may revoke your Proxy by doing one of the following:

 .  File a written notice of revocation, dated later than the Proxy, before the vote is taken at the Annual Meeting.
 . Execute a later dated Proxy before the vote is taken at the Annual Meeting. . Vote in person at the Annual Meeting (your attendance at the Meeting, by itself, does not revoke the earlier Proxy).
                ---

   Any written notice of revocation, or later Proxy, should be delivered to Xircom, Inc., 2300 Corporate Center Drive, Thousand Oaks, CA 91320-1420,
Attention: Secretary. Or, you may hand deliver written revocation notice, or a later Proxy, to our Secretary at the Annual Meeting before we begin voting.

+  DEADLINE FOR SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING
   --------------------------------------------------------------

   Any shareholder proposals intended to be included in our 1999 Proxy Statement and presented at Xircom's fiscal 1999 Annual Meeting must be received by Xircom no later than August 19, 1999, to be considered for use in the Proxy Statement and form of Proxy for that meeting.

--------------------------------------------------------------------------------
                                  PROPOSAL 1
                             ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

                 NOMINEES FOR XIRCOM, INC. BOARD OF DIRECTORS

+  MICHAEL F.G. ASHBY                     DIRECTOR SINCE 1996                                 AGE-  49
   ---------------------------------------------------------------------------------------------------
   Executive Vice President and Chief Financial Officer, Ascend Communications, Inc. (a manufacturer of enterprise networking equipment) 11/97 to date; Vice President and Chief Financial Officer, Pacific
   Telesis Enterprises/Pacific Bell (a telecommunications company) 9/95-10/97; President and Chief
   Executive Officer, Network Systems Corporation (a manufacturer of network communications devices)
   3/95-8/95; Chief Operating Officer, Network Systems Corporation 1/93-3/95.

+  KENNETH J. BIBA                            DIRECTOR SINCE 1991                             AGE-  48
   ---------------------------------------------------------------------------------------------------
   President, HighGain Technologies, Inc. (a technology consulting firm) 11/95 to date; Executive Vice
   President and General Manager, Wireless Products Division of Xircom 9/93-10/95;  Executive Vice
   President, Business Development, Xircom 1/93-9/93.

+  GARY J. BOWEN                              DIRECTOR SINCE 1995                             AGE-  51
   ---------------------------------------------------------------------------------------------------
   Industry consultant 10/96 to date; Executive Vice President, Worldwide Field Operations, Bay
   Networks, Inc. (a manufacturer of enterprise networking equipment) 10/94-10/96; Senior Vice
   President, Marketing and Field Operations, Wellfleet Communications, Incorporated 1/90-10/94.
   Member of the Board of Directors, GEOTEL Communications Corporation.

+   DIRK I. GATES                             DIRECTOR SINCE 1988                             AGE-  37
   ---------------------------------------------------------------------------------------------------
   Chairman of the Board, Xircom 1/95 to date, Chief Executive Officer 10/91 to date, and President,
   Xircom 11/88 to date.

+  J. KIRK MATHEWS                            DIRECTOR SINCE 1988                             AGE-  56
   ---------------------------------------------------------------------------------------------------
   Independent industry consultant and investor 1/95 to date; Chairman of the Board, Xircom 11/88-1/95;
   Chief Executive Officer, Xircom 11/88-10/91.

+  WILLIAM J. SCHROEDER                       DIRECTOR SINCE 1991                             AGE-  54
   ---------------------------------------------------------------------------------------------------
   President, Chief Executive Officer and member of Board of Directors, Diamond Multimedia Systems,
   Inc. (a manufacturer of computer multimedia products) 5/94 to date; Vice Chairman of the Board,
   Conner Peripherals, Inc. (a disk drive manufacturer) 1989 to 1994; also President, Archive
   Corporation (a Conner subsidiary) 1/93-11/93 and Chief Executive Officer, Arcada Software, Inc. (a
   Conner subsidiary) 11/93-5/94.  Member of the Board of Directors, CNF Transportation, Inc. and Sync
   Research, Inc.

+  DELBERT W. YOCAM                           DIRECTOR SINCE 1996                             AGE-  54
   ---------------------------------------------------------------------------------------------------
   Chairman and Chief Executive Officer, INPRISE Corporation (a provider of software development products and services) 12/96 to date; independent industry consultant 11/94-12/96; President, Chief
   Operating Officer, and member of the Board of Directors, Tektronix, Inc. (a manufacturer of electronic equipment) 9/92-11/94.  Member of the Board of Directors, Adobe Systems, Inc. and Raster
   Graphics, Inc.

+  CARL E. RUSSO                                 NEW CANDIDATE                                AGE-  42
   ---------------------------------------------------------------------------------------------------
   President, Chief Executive Officer, and member of the Board of Directors, Cerent Corp. (a manufacturer of optical transport systems for public networks) 6/98 to date; Executive Vice
   President and Chief Operating Officer, Xircom, Inc. 4/95-5/98; Senior Vice President and General
   Manager, Network Systems Corporation (a manufacturer of network communications devices) 4/94-4/95;
   President and Chief Executive Officer, FTR, Inc., (a professional motor sports team, which filed for liquidation under Chapter 7 of the U.S. Bankruptcy Code in December 1993) 1/91-3/94.

--------------------------------------------------------------------------------
                                  PROPOSAL 1
                             ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

+  NOMINEES
   --------

   Directors are to be elected at the Annual Meeting of Shareholders. Unless otherwise instructed by your vote on the Proxy card, the Proxy holders will cast your vote for our eight nominees.

   Our nominees are presented on the preceding page. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below on page 19 for information on the stock ownership of each director candidate, plus information on stock ownership of all current directors and executive officers as a group. There are no family relationships among any directors or executive officers of Xircom.

   Per our Bylaws, our Board may include up to eight directors. We currently have seven Directors. With our slate of recommended candidates, we intend to increase the Board to eight directors. When elected, they will serve until the next Annual Meeting of Shareholders, or until a successor has been elected and qualified. If any nominee is unable or does not want to stand for re-election, proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. We are not aware of any reason why any of our nominees will be unable or will decline to continue to serve as a director.

   If additional persons are nominated for election as directors, the Proxy holders plan to vote all proxies according to the cumulative voting rules. We will use those rules so that the greatest number of allowable votes are cast to provide for election of as many of our nominees as possible. If cumulative voting is used, the Proxy holders allocate votes among specific nominees.

+  REQUIRED VOTE
   -------------

   CUMULATIVE VOTING- Cumulative voting may only be used for candidates who have
   -----------------
been nominated prior to voting. And, cumulative voting may only be used if at least one shareholder at the meeting gives notice of the shareholder's plan to cumulate votes. Under cumulative voting, you may chose to give a single candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which your shares are entitled. Or, you may distribute your votes on the same principle among as many candidates as you choose. You may not cast votes for more than the total number of directors to be elected.

   VOTE COUNTING- The eight nominees receiving the highest number of Votes Cast
   -------------
will be elected as directors for the coming year. Under California law, "Votes Cast" are the shares of our Common Stock represented and "voting" at the Annual Meeting. Votes that are withheld from any director will be counted for purposes of determining the presence or absence of a quorum, but will not be counted as an actual vote cast. We will count abstentions only for purposes of determining the presence or absence of a quorum required for the transaction of business at the Annual Meeting. Broker non-votes will also be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

--------------------------------------------------------------------------------
                                  PROPOSAL 1
                             ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

+  DIRECTOR COMPENSATION
   ---------------------

   We paid fees to each non-employee director for his services during FY98. Fees paid include a quarterly retainer, plus a set amount per meeting attended. Given 100% attendance during the fiscal year by all of our directors, the total payment to each director for services in FY98 was $26,000.

   We also reimbursed our directors for their reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings.

   Under Xircom's 1992 Director Stock Option Plan, when a new non-employee director first joins our Board, the director is automatically granted an option to purchase a total of 30,000 shares of Common Stock. These grants have an exercise price equal to the fair market value as of the date of the grant. These "new director" options vest cumulatively as to 7,500 shares each year for four years after the date of grant, based on continued service on the Board. We had no new directors join our Board in FY98. As such, no "new director" grants were made during FY98.

   On July 1 of each year, each non-employee director who has served on the Board for at least six (6) months as of the date of the grant is automatically granted an option to purchase 7,500 shares of Common Stock. These annual options vest in full four years after the date of the grant and are granted at an exercise price equal to the fair market value as of the date of the grant. Messrs. Ashby, Biba, Bowen, Mathews, Schroeder and Yocam each received an annual grant on July 1, 1998, at an exercise price of $15.50 per share.

+  FISCAL YEAR 1998 MEETINGS
   -------------------------

 .  BOARD OF DIRECTORS-               8 (4 by phone)
 .  AUDIT COMMITTEE-                  4
 .  COMPENSATION COMMITTEE-           1

   During FY98, all of our Directors attended all of the meetings of the Board of Directors and Committees of the Board on which the director served.

+  COMMITTEE MEMBERSHIPS
   ---------------------

   Directors Ashby, Bowen, Schroeder and Yocam serve on the Audit and the Compensation Committees.

+  COMMITTEE RESPONSIBILITIES
   --------------------------

   AUDIT COMMITTEE
   ---------------

 .  Recommends engagement of Xircom's independent accountants.
 . Reviews and oversees the services performed by Xircom's independent auditors. . Reviews and evaluates Xircom's accounting principles and its system of internal accounting controls.

   COMPENSATION COMMITTEE
   ----------------------

 .  Makes recommendations to the Board of Directors regarding Xircom's executive compensation policies.
 .  Administers Xircom's 1992 Stock Option Plan.
 .  Administers Xircom's 1994 Employee Stock Purchase Plan.
 . Oversees administration of Xircom's nonstatutory stock option plans by a committee of Management.

                          --------------------------
                                RECOMMENDATION
                          --------------------------

          The Board of Directors recommends a vote FOR our nominees.

--------------------------------------------------------------------------------
                                  PROPOSAL 2
           APPROVAL OF AMENDMENT TO 1992 DIRECTOR STOCK OPTION PLAN
--------------------------------------------------------------------------------

+  PLAN OVERVIEW
   -------------

    Xircom's 1992 Director Stock Option Plan (the "1992 Director Plan") provides for the grant of nonstatutory options to our non-employee directors. Under the
1992 Director Plan, historically a non-employee director has been automatically granted an option to purchase a total of 30,000 shares of Common Stock upon first joining the Board of Directors (the "Initial Grant"). 7,500 shares under these options vest cumulatively each year for four years after the date of grant, based on continued service on the Board. In addition, each year on July 1, each non-employee director who has served on the Board for at least six months as of the date of grant has been automatically granted under the plan an option to purchase 7,500 shares of Common Stock (the "Annual Grant"). Each Annual Grant vests in full four years after the date of grant. All options are granted at an exercise price equal to fair market value as of the date of grant.

+  PROPOSED AMENDMENT
   ------------------

   In October 1998, the Board of Directors adopted, subject to shareholder approval, an amendment to the 1992 Director Plan. We now seek shareholder approval of this amendment:

 .  To increase the number of shares reserved for issuing under the 1992 Director
   Plan from 425,000 to 725,000 shares.
 . To increase the Initial Grant to 40,000 shares, and the Annual Grant to 10,000 shares.

   As of November 25, 1998, there were 425,000 shares available for future option grants under the 1992 Director Plan, including the 300,000 shares subject to shareholder approval at this Annual Meeting.

+  REQUIRED VOTE
   -------------

   Under California law, we need a "FOR" vote from a majority of the Votes
Cast to approve the amendment to the 1992 Director Plan. For this purpose, California law defines the "Votes Cast" to be the shares of Xircom's Common Stock represented and "voting" at the Annual Meeting. The "FOR" votes must represent a majority of the required quorum. The required quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. We will count abstentions on this Proposal toward determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to this proposal. In essence, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal.

--------------------------------------------------------------------------------
                                   PROPOSAL 2
            APPROVAL OF AMENDMENT TO 1992 DIRECTOR STOCK OPTION PLAN
--------------------------------------------------------------------------------

+  DESCRIPTION OF 1992 DIRECTOR STOCK OPTION PLAN
   ----------------------------------------------

   SHARES UNDER THE PLAN
   ---------------------

   725,000 shares in total have been reserved for issuing under the 1992 Director Plan. That number includes the 300,000 shares subject to shareholder approval at the Annual Meeting.

   PLAN ADMINISTRATION
   -------------------

   The Board of Directors serves as administrator for the 1992 Director Plan.

   GRANTS UNDER THE PLAN
   ---------------------

   Under the 1992 Director Plan, a non-employee director historically has received an option grant upon first joining the Board of Directors to purchase 30,000 shares of Common Stock. 7,500 shares under these options vest cumulatively each year for four years after the date of grant, based on continued service on the Board. In addition, each year on July 1, each non-employee director who has served on the Board for at least six months as of the date of grant historically has been granted an option to purchase 7,500 shares of Common Stock. Each annual option vests in full four years after the date of grant. All options under the 1992 Director Plan are granted at an exercise price equal to fair market value as of the date of grant.

   Options granted under the 1992 Director Plan prior to July 1, 1998, have five year terms. Options granted on or after July 1, 1998, have ten year terms. An option may be terminated sooner if the option holder ceases to serve as a director, or otherwise pursuant to the 1992 Director Plan. Each option may be exercised during the lifetime of the director only by the director or an eligible transferee.

   Options can only be transferred by the option holder (1) by will or the laws of descent or distribution, or (2) pursuant to a qualified domestic relations order.


   MERGERS, ETC.
   -------------

   In the event Xircom merges into another corporation through some "change in control" transaction, the Xircom options will become null and void in the event either:

 .  The surviving corporation does not assume the options under the 1992
   Director Plan.
 . Xircom's Board of Directors determines that the Xircom options should not continue to be outstanding.

   Alternatively, each option may be assumed or an equivalent option substituted by the surviving corporation.

   In the event the surviving corporation does not assume the options, or our Board determines that the options should not continue to be outstanding, an option holder must be notified of the transaction and have 30 days from the date the notice is sent to exercise all exercisable and unexpired options. Additionally, under those circumstances and if Xircom is not the surviving entity after a merger or consolidation, the option holder may exercise all options not otherwise exercisable. The option exercise price may be paid in cash, promissory note, shares of Xircom's Common Stock, or through a broker-dealer sale and remittance procedure. This procedure allows the option holder to exercise the option and sell the purchased shares on the same day. Under such a procedure, the sale proceeds are used to satisfy the option price payable for the purchased shares.

--------------------------------------------------------------------------------
                                   PROPOSAL 2
            APPROVAL OF AMENDMENT TO 1992 DIRECTOR STOCK OPTION PLAN
--------------------------------------------------------------------------------

   TERMINATION OF PLAN
   -------------------

   Unless terminated sooner, the 1992 Director Plan will terminate in December 2002. The Board has the authority to amend or terminate the 1992 Director Plan, provided that no such action may affect any outstanding option without the consent of the holder.

   PLAN STATUS
   -----------

   As of 9/30/98:

 .  22,500 options to purchase shares of Common Stock had been exercised.
 .  Options to purchase 277,500 shares at a weighted average exercise price of
   $13.3682 per share were outstanding.
 .  425,000 shares remained available for future option grants under the 1992
   Director Plan, including the 300,000 shares subject to shareholder approval at the Annual Meeting.

   TAX INFORMATION
   ---------------

   Options granted under the 1992 Director Plan are nonstatutory options.  The
options do not qualify for any special tax benefits to the option holder.   An
option holder will not recognize any taxable income at the time the nonstatutory option is granted. However, when the option is exercised, the option holder will recognize ordinary income for federal income tax purposes in an amount by which the fair market value of the shares at the date of exercise exceeds the exercise price. When an option holder resells shares, any difference between the actual sale price and the fair market value of the shares on the date of exercise will be treated as capital gain or loss. This gain or loss will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

   Different rules for measuring an option holder's ordinary income and Xircom's tax deduction may apply if the option holder is subject to Section 16 of the Exchange Act. Section 16 applies generally to Xircom's executive officers.

NOTE: Our discussion of tax information is not a complete summary of the effect
-----
of federal income taxation upon holders of options or upon Xircom. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an option holder lives.

                          --------------------------
                                RECOMMENDATION
                          --------------------------

The Board of Directors has unanimously approved the proposed amendment to the 1992 Director Plan and recommends that shareholders vote FOR such amendment.

--------------------------------------------------------------------------------
                                   PROPOSAL 3
          APPROVAL OF AMENDMENT TO 1994 EMPLOYEE STOCK PURCHASE  PLAN
--------------------------------------------------------------------------------

+  BACKGROUND
   ----------

   In October 1998, our Board of Directors adopted, subject to shareholder approval, an amendment to the 1994 Employee Stock Purchase Plan (the "Purchase Plan"). We now seek shareholder approval of this amendment to increase the number of shares reserved for issuing under the Purchase Plan from 600,000 to 1,400,000 shares. As of November 25, 1998, there were 878,080 shares of Common Stock available for issuing under the Purchase Plan, including the 800,000 shares subject to shareholder approval at this Annual Meeting. The Board of Directors believes that employee benefits under the Purchase Plan have assisted, and will continue to assist, Xircom in attracting and retaining qualified employees.

+  COPIES OF THE PURCHASE PLAN
   ----------------------------

   Copies of the Purchase Plan are available upon written request to Xircom. Please send your request to:

   Xircom, Inc.
   Attn:  Secretary
   2300 Corporate Center Drive
   Thousand Oaks, CA 91320-1420


+  REQUIRED VOTE
   -------------

   Under California law, we need a "FOR" vote from a majority of the Votes Cast to approve the amendment to the Purchase Plan. For this purpose, California law defines the "Votes Cast" to be the shares of Xircom's Common Stock represented and "voting" at the Annual Meeting. The "FOR" votes must represent a majority of the required quorum. The required quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. We will count abstentions on this Proposal toward determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to this proposal. In essence, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal.

--------------------------------------------------------------------------------
                                   PROPOSAL 3
          APPROVAL OF AMENDMENT TO 1994 EMPLOYEE STOCK PURCHASE  PLAN
--------------------------------------------------------------------------------

+  DESCRIPTION OF THE 1994 EMPLOYEE STOCK PURCHASE PLAN
   ----------------------------------------------------

   PURPOSE
   -------

   The Purchase Plan gives Xircom employees (including executive officers) an opportunity to purchase Xircom Common Stock through payroll deductions. The Purchase Plan is set up to qualify under Section 423 of the Internal Revenue Code.

   ADMINISTRATION
   --------------

   Either the Board of Directors or a committee appointed by the Board may administer the Purchase Plan. The Purchase Plan is currently administered by the Compensation Committee of the Board of Directors. The Committee decides all questions of interpretation or application of the Purchase Plan.

   PARTICIPATION UNDER THE PURCHASE PLAN
   -------------------------------------

   Each opportunity to purchase Common Stock under the Purchase Plan is generally for a period of six months ("Offering Period"). Provided an Offering Period is for twelve (12) months or less, the Board may change the timing and duration of the Offering Periods without shareholder approval. Shareholder approval is required for Offering Periods of greater than twelve (12) months. Any change must be announced at least five (5) days prior to the beginning of the first Offering Period to be affected. Offering Periods may be consecutive or overlapping. To date, Offering Periods have been for consecutive six (6) month periods commencing on May 1 and November 1 of each year. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Payroll deductions may not exceed 10% of a participant's compensation. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period unless the employee withdraws from the Purchase Plan or terminates employment.

   ELIGIBILITY
   -----------

   The Purchase Plan is open to any person who is regularly employed by Xircom for more than twenty (20) hours per week and five (5) months per calendar year during the applicable Offering Period. However, a person who owns or holds options or rights to acquire, or as a result of participation in the Purchase Plan would own or hold options or rights to acquire, 5% or more of Xircom's Common Stock may not participate in the Purchase Plan.

   GRANT AND EXERCISE OF OPTION
   ----------------------------

   At the beginning of each Offering Period, each participant automatically receives an option to purchase shares of Xircom's Common Stock. If employment is terminated or an employee withdraws from the Purchase Plan during an Offering Period, the option expires, and the accumulated payroll deductions are returned to the individual. Unless an option has expired as noted in the preceding sentence, the option is exercised automatically at the end of the Offering Period using the payroll deductions accumulated in the Offering Period. The accumulated payroll deductions are used to purchase the maximum number of full shares which may be purchased using the purchase price as noted in the "PURCHASE PRICE" section below on page 11. Participants may not purchase shares having a fair market value greater than $25,000 in any calendar year. If the shares in the Purchase Plan available for issuing to participants are not sufficient to support all options granted at the beginning of the Offering Period, Xircom may make a pro rata reduction in the number of shares subject to options under the Purchase Plan.

--------------------------------------------------------------------------------
                                   PROPOSAL 3
          APPROVAL OF AMENDMENT TO 1994 EMPLOYEE STOCK PURCHASE  PLAN
--------------------------------------------------------------------------------

  PURCHASE PRICE
  --------------

  The purchase price for shares bought by participants is 85% of the lower fair market value of the Common Stock on either:

 .  The Offering Period's first day.
 .  The last day of the Offering Period.

  The fair market value of the Common Stock on a given date is set by the last reported bid price on The Nasdaq Stock Market.

  PAYROLL DEDUCTIONS
  ------------------

  Funds used to purchase shares accumulate through payroll deductions during the Offering Period. Deductions may be up to 10% of a participant's aggregate eligible compensation. Eligible compensation includes all wages, salaries and fees for services, and any other amounts reserved for personal services actually rendered in the course of employment. This will include commissions, profit sharing and bonuses, but excludes amounts realized from participation in Xircom's stock and options programs. Payroll deductions for a participant start on the first payroll following the offering date and continue until participation is terminated. A participant may change the rate of payroll deductions, or withdraw from participation, at any time during the offering period. However, the administrator has discretion to set limitations on changes or withdrawals from participation. If a participant withdraws from the Purchase Plan, all funds credited to the participant's payroll deduction account are returned to the participant, without interest.

  TERMINATION OF EMPLOYMENT
  -------------------------

  If a participant's employment ends for any reason, including retirement or death, or if the participant does not continue to meet the eligibility requirements during the applicable Offering Period, the participant's option and participation in the Purchase Plan terminates immediately. In such event, the payroll deductions credited to the participant's account will be returned to the participant, or, in the case of death, to a designated beneficiary as provided in the Purchase Plan.

  AMENDMENT AND TERMINATION OF THE PLAN
  -------------------------------------

  With certain limitations, the Board of Directors may amend, alter or terminate the Purchase Plan at any time. Shareholder approval is required for any amendment which:

 .  Increases the number of shares reserved under the Purchase Plan.
 . Changes the standards of eligibility for participation in the Purchase Plan. . Changes or materially increases the benefits accruing to participants in the
   Purchase Plan.
 .  Provides for Offering Periods of more than twelve (12) months.

  In the event the Purchase Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next purchase date. Alternatively, the Board may elect to permit options to expire according to their terms (and allow participation to continue through such expiration dates).

  CAPITAL CHANGES
  ---------------

  The purchase price and the number of shares subject to options under the Purchase Plan may change in the event certain changes are made in Xircom's capitalization during an Offering Period. Such changes may involve a stock split or a stock dividend which results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by Xircom.

  FEDERAL INCOME TAX INFORMATION
  ------------------------------

    The Purchase Plan, and the right of participants to make purchases under it, is intended to qualify under the provisions of Section 421 and 423 of the Code. Under these provisions, there is no income taxable to a participant either at the time of grant of the

--------------------------------------------------------------------------------
                                   PROPOSAL 3
          APPROVAL OF AMENDMENT TO 1994 EMPLOYEE STOCK PURCHASE  PLAN
--------------------------------------------------------------------------------

option or purchase of the shares. The participant will generally be subject to income tax when shares are disposed of. If the shares have been held by the participant for more than two years from the grant date and more than one year after the purchase date of the shares ("Holding Periods"), a portion of any gain is treated as ordinary income. Gain above the amount treated as ordinary income is treated as long-term capital gain. The portion of the gain which is treated as ordinary income will be the lesser of (a) the sale price minus the purchase price, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. If the shares are disposed of before the Holding Periods noted above expire, the amount by which the fair market value of the shares on the exercise date exceeds the option price will be treated as ordinary income. Additional gain or loss on such disposition will be capital gain or loss. Different rules may apply with respect to optionees subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. Xircom is entitled to a tax deduction for any ordinary income attributable to a transaction included by Xircom on the employee's wage and tax statement. This deduction arises in the event a participant disposes of shares prior to the expiration of the Holding Periods described above.

   NOTE: THIS SECTION ON FEDERAL INCOME TAX INFORMATION IS ONLY A SUMMARY OF THE
   -----
FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE PLAN TO PARTICIPANTS AND XIRCOM. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

PLAN BENEFITS
-------------

   Given the nature of the Purchase Plan and of employee participation in it, Xircom is not able at this time to determine the exact number of shares which might be issued in the future under the Purchase Plan to:

 .  Individual executive officers named under "EXECUTIVE OFFICER COMPENSATION--
   Summary Compensation Table" below on page 14.
 .  All current executive officers as a group.
 .  All employees (including executive officers) as a group.

                        ------------------------------
                                RECOMMENDATION
                        ------------------------------

 THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT TO THE
   1994 EMPLOYEE STOCK PURCHASE PLAN AND RECOMMENDS THAT SHAREHOLDERS VOTE
                              FOR SUCH AMENDMENT.

--------------------------------------------------------------------------------
                                  PROPOSAL 4
                   RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

   The Board of Directors, following the recommendation of the Audit Committee, has appointed Ernst & Young LLP, independent auditors, to audit Xircom's consolidated financial statements for the fiscal year ending September 30, 1999. This appointment is being presented to the shareholders for ratification at the meeting. The affirmative vote of the holders of a majority of the shares present in person or represented by Proxy and entitled to vote at the meeting is required to ratify the Board's appointment. If the appointment is not ratified, the Board of Directors will reconsider its selection.

   Ernst & Young LLP has audited Xircom's consolidated financial statements since the fiscal period ended September 30, 1989. Representatives of Ernst & Young LLP are expected to be present at the meeting. They will have the opportunity to address the audience at the meeting, and will be available to answer appropriate questions from shareholders.

                        ------------------------------
                                RECOMMENDATION
                        ------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF
              ERNST & YOUNG LLP AS XIRCOM'S INDEPENDENT AUDITORS.

--------------------------------------------------------------------------------
                        EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

                          SUMMARY COMPENSATION TABLE

  This table reflects compensation paid for services in all capacities during FY98, as well as the total compensation paid to each individual for Xircom's previous two fiscal years for the following individuals ("Top 5 Compensated Officers"):

 . Our Chief Executive Officer ("CEO").
 . Each of our four other most highly compensated executive officers other than the CEO who served as executive officers of Xircom as of 9/30/98 and whose salary plus bonus exceeded $100,000.
 . Similar information for one individual who was no longer an executive officer at 9/30/98 but who otherwise would have been named in the table is noted in italics.

-------------------------------------------------------------------------------------------------------
                                             ANNUAL                 LONG-TERM             ALL OTHER
      OFFICERS                            COMPENSATION          COMPENSATION/(1)/     COMPENSATION/(2)/
-------------------------------------------------------------------------------------------------------
Name, Age and Position         Year    Salary       Bonus        Options (Shares)
-------------------------------------------------------------------------------------------------------
Dirk I. Gates, 37              1998    $350,000    $301,350            87,500              $ 3,914
Chairman, President            1997    $285,020    $142,144            75,000              $ 1,267
and Chief Executive Officer    1996    $215,000    $214,731            50,000                   --
-------------------------------------------------------------------------------------------------------
Marc M. Devis, 38/(3)/         1998    $256,521    $199,062            50,000              $40,427
Sr. Vice President,            1997    $229,203    $212,593           150,000              $40,135
Worldwide Sales                1996    $215,000    $152,144            50,000              $30,520
-------------------------------------------------------------------------------------------------------
Robert W. Bass, 52             1998    $187,000    $105,005            50,000              $17,506/(4)/
Sr. Vice President,            1997    $172,833    $ 66,525            55,000              $ 2,264
Worldwide Operations           1996    $155,000    $ 92,482            45,000                   --
-------------------------------------------------------------------------------------------------------
Steven F. DeGennaro, 35        1998    $175,000    $129,150            80,000              $ 4,061
Vice President, Finance        1997    $153,750    $ 63,705            30,000              $ 2,891
and Chief Financial Officer    1996    $132,324    $ 77,797            20,000                   --
-------------------------------------------------------------------------------------------------------
Randall H. Holliday, 49        1998    $140,000    $ 86,100            20,000              $ 3,832
Secretary                      1997    $132,000    $ 58,890            30,000              $ 3,318
and General Counsel            1996    $119,599    $ 70,691            35,000                   --
-------------------------------------------------------------------------------------------------------
Carl E. Russo, 42/(5)/*        1998    $200,400    $ 63,375           200,000              $ 3,768
Executive Vice President       1997    $261,591    $131,812           250,000              $ 4,750
and Chief Operating Officer    1996    $225,000    $175,163            50,000              $84,090
-------------------------------------------------------------------------------------------------------

* Edgar only, in printed book this appears in italics.
(1)  Xircom has not granted any SARs.
(2) For 1998 and 1997, amounts include Xircom matching contributions to our 401(k) Plan. 1996 does not include amounts related to the value of group term life insurance provided nor Xircom matching payments under Xircom's 401(k) Plan, which together total less than $1,000 for each executive officer.
(3) Mr. Devis, resident in Belgium, is provided the use of a company-paid car. The value of the personal use of the car is less than $10,000 per year. Other compensation includes amounts payable as special allowances under Belgian law.
(4) Includes $14,717 imputed income arising from forgiveness of interest accrued on loan repaid in prior fiscal year.
(5) Resigned from Xircom May 31, 1998. 1996 "Other" compensation includes completion of payment of phased hiring bonus, plus relocation expense reimbursements.

--------------------------------------------------------------------------------
                        EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

                       STOCK OPTION GRANTS AND EXERCISES
                         FOR TOP 5 COMPENSATED OFFICERS

       STOCK OPTION GRANTS IN FISCAL YEAR ENDED SEPTEMBER 30, 1998 (FY98)
       ------------------------------------------------------------------

          This table shows grants made in FY98, and hypothetical gains for the options at the end of their respective seven (7) year terms. We have arbitrarily assumed annualized growth rates of the market price of our Common Stock over the exercise price of the option of five percent (5%) and ten percent (10%), running from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises depend on the future performance of Xircom's Common Stock and overall market conditions.

                             INDIVIDUAL GRANTS/(1)/

-------------------------------------------------------------------------------------------------------------------------
                                       Percent of Total                                     Potential Realizable Value at
                       Option          Options Granted       Exercise or                       Assumed Annual Rates of
                       Shares          to Employees in       Base Price      Expiration       Stock Price Appreciation
Officer               Granted(#)         Fiscal Year          ($/share)         Date               for Option Term
                                                                                                5%($)            10%($)
-------------------------------------------------------------------------------------------------------------------------
Dirk I. Gates           87,500              5.94%              $12.688         03/13/05        $451,963        $1,053,266
-------------------------------------------------------------------------------------------------------------------------
Marc M. Devis           50,000              3.39%              $12.688         03/13/05        $258,265        $  601,866
-------------------------------------------------------------------------------------------------------------------------
Robert W. Bass          50,000              3.39%              $12.688         03/13/05        $258,265        $  601,866
-------------------------------------------------------------------------------------------------------------------------
Steven F. DeGennaro     50,000              3.39%              $12.688         03/13/05        $258,265        $  601,866
                        30,000              2.04%              $ 9.750         10/27/04        $119,077        $  277,500
-------------------------------------------------------------------------------------------------------------------------
Randall H. Holliday     20,000              1.36%              $12.688         03/13/05        $103,306        $  240,747
-------------------------------------------------------------------------------------------------------------------------
Carl E. Russo*          50,000              3.30%              $12.688         03/13/05        $258,265        $  601,866
                       150,000             10.18%              $ 9.750         10/27/04        $595,384        $1,387,499
-------------------------------------------------------------------------------------------------------------------------

* Edgar only, in printed book this appears in italics.

     (1)  Xircom did not grant any SARs in FY98.

================================================================================

         AGGREGATE OPTION EXERCISES IN FY98 AND YEAR-END OPTION VALUES
         -------------------------------------------------------------

          This table shows all stock options exercised by the Top 5 Compensated Officers for FY98. The "Value Realized" column reflects the difference between the market value of the underlying securities at the actual exercise date minus the exercise price of the options. The "Value of unexercised in-the-money options" column reflects the difference between the market value at the end of the fiscal year and the exercise price of in-the-money options.


--------------------------------------------------------------------------------------------------------------------------
                     Shares (#)                       Number of unexercised options      Value of unexercised in-the-money
                    acquired on        Value                 at 1998 year-end              options at 1998 year-end/(1)/
Officer              exercise       Realized($)         Exercisable/Unexercisable            Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------------
Dirk I. Gates            --              --               53,644         158,856            $  732,170          $2,027,943
--------------------------------------------------------------------------------------------------------------------------
Marc M. Devis            --              --              103,125         191,044            $1,379,104          $2,423,822
--------------------------------------------------------------------------------------------------------------------------
Robert W. Bass           --              --               49,663         108,337            $  651,122          $1,338,290
--------------------------------------------------------------------------------------------------------------------------
Steven F. DeGennaro     625            $469               38,248         115,940            $  493,848          $1,478,728
--------------------------------------------------------------------------------------------------------------------------
Randall H. Holliday      --              --               38,831          56,669            $  499,146          $  690,563
--------------------------------------------------------------------------------------------------------------------------
Carl E. Russo*           --              --              203,540         386,460            $1,976,634          $4,257,091
--------------------------------------------------------------------------------------------------------------------------

* Edgar only, in printed book this appears in italics.

(1) Total value of vested and unvested options based on the market value of Xircom's Common Stock on September 30, 1998 ($24.50 per share).

--------------------------------------------------------------------------------
                        EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT,
            CHANGE-IN-CONTROL ARRANGEMENTS AND CERTAIN TRANSACTIONS

   From time to time, Xircom has entered into letter employment agreements with certain of its executive officers. Such agreements set the officer's base salary and state that options to purchase Xircom's Common Stock will be granted to the officer. No such agreements are currently in effect.

   Xircom has entered into indemnification agreements with each of its directors and executive officers. Such agreements require Xircom to indemnify such individuals to the fullest extent permitted by law.

   Effective 10/1/98, we renewed Change in Control Agreements (the "CIC Agreements"), with each Named Executive Officer other than our Chief Executive Officer. Each CIC Agreement renews automatically on an annual basis effective October 1, unless terminated by our written notice. The CIC Agreement provides that in the event of a "Change in Control," each executive automatically receives acceleration of twelve (12) months of vesting under then existing stock options. In addition, if an executive's employment is involuntary terminated within two years following a Change in Control, or the executive voluntary terminates employment after a Change in Control and for "Good Reason," the executive is entitled to certain severance payments and entitlements.

   A "Change in Control" is generally defined to be (1) acquisition by a third party of greater than fifty percent (50%) of the voting power of Xircom, or (2) a merger, sale of assets, or comparable transaction, which results in a Board of Directors in which the Directors who were members of the Board prior to the event represent less than a majority of the Board of Directors following the event. "Good Reason" is generally defined as a substantial alteration or reduction in duties and responsibilities, a reduction in salary or bonus eligibility affecting the executive individually (as opposed to across the board reductions impacting all executives equally), reassignment to a different geographic location, or refusal of the successor entity to assume the CIC Agreement.

   The severance payments and entitlements made to the executive under the CIC Agreement include continued payment of base salary, bonuses and benefits, and acceleration of vesting under then existing stock option grants. Payments and entitlements run for a period of one (1) year if termination of employment or resignation for Good Reason occurs within twelve (12) months after the Change in Control, or for a period of six (6) months if termination of employment or resignation for Good Reason occurs within the thirteenth to twenty-fourth (13/th/-24/th/) month after the Change in Control.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our executive officers and directors to file reports of holdings and transactions in our shares with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive Officers, directors and greater-than-ten-percent shareholders are also required by SEC rules to furnish Xircom with copies of all Section 16(a) forms they file. Based solely on our review of copies of such forms we received, or written representations from certain reporting persons, we believe that during the period from 10/1/97 to 9/30/98, all filing requirements applicable to its officers, directors and ten percent shareholders were complied with.

--------------------------------------------------------------------------------
                        EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

                  COMPENSATION COMMITTEE REPORT ON EXECUTIVE
                                 COMPENSATION

   Our Compensation Committee establishes Xircom's executive compensation policies at the beginning of each fiscal year. The Committee approves the base salary levels and target incentive plans for executive officers of Xircom. The Committee also evaluates the performance of Xircom's Chief Executive Officer against Xircom's overall objectives, and administers Xircom's Stock Option Plan and Employee Stock Purchase Plan. Xircom's President and Chief Executive Officer, and Xircom's Vice President, Human Resources, provide executive officer background and independent salary survey information from third party providers for the Committee's use.

   Xircom's executive compensation policies support two major objectives:

 . Ensure that the total compensation earned by our executive officers is closely aligned with and dependent upon our continued favorable financial performance.

 . Enable us to attract and retain, through a competitive compensation structure, those key executives critical to our long-term success.

   To ensure that our first objective is met, the Committee's executive compensation program provides that a significant portion of each officers' total potential annual compensation comes from incentive bonus compensation. This bonus compensation may only be earned if we achieve certain targeted financial objectives set by the Committee at the beginning of the fiscal year. In addition, significant potential remuneration is tied to Xircom's stock price performance, through the ongoing grant of stock options to key executive officers.

   Our second executive compensation objective is addressed by setting compensation levels based on several factors:

 . The salaries and total compensation of executive officers in similar positions with comparable companies in our industry.

 .  Xircom's financial performance during the past year.

 . Each officer's performance against objectives related to their areas of responsibility.

   In essence, the Committee ensures that there is a consistent, direct and reasonable relationship between total executive compensation and the value of work performed toward maximizing shareholder value.

   Mr. Dirk Gates, Xircom's Chief Executive Officer, is a founder of Xircom and as such, owned 1,033,802 shares of Common Stock as of September 30, 1998. This substantial equity interest further ensures that increasing shareholder value is a key element of the total earnings of Mr. Gates.

   For FY98, Xircom's Chief Executive Officer was eligible under the bonus plan for incentive bonuses, at specified targets, of up to 70% of salary based on achievement of specific quarterly financial goals (70% bonus at target). The other executive officers also were eligible for bonus incentives at specified targets ranging up to 50% or 60% of base salary based on quarterly financial goals. For those officers with sales responsibilities, specific sales volume incentives were also established for bonus calculations. Our bonus plans provided for higher percentages if targeted goals were exceeded.

--------------------------------------------------------------------------------
                        EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------


   Under the plans for FY98, bonuses were calculated and paid quarterly based upon certain quarterly performance measurements. Initial consideration was given to our actual quarterly operating income percentage. If operating income was at or below the percentage established by the Committee, the operating income percentage formed the basis for our calculation of bonus income. If operating income exceeded the designated threshold percentage, consideration was then given to the applicable quarter over quarter growth (as a percentage) of unit sales out. Under those circumstances, the bonus compensation payable would be the greater of the bonus amount calculated by using (a) the actual operating income percentage, or (b) the actual sales out unit growth percentage. In essence, the philosophy behind the FY98 bonus plan was to (a) run the company to achieve targeted operating income, then (b) seek to increase our market share. Given the calculation methods adopted by the Committee, the bonus plans did not have any minimum performance thresholds for bonus eligibility other than positive numbers for the measurement criteria.

   Based on our financial performance as compared to the applicable financial incentive objectives for FY98, the Chief Executive Officer received bonuses for FY98 totaling 86% of base salary (for a total bonus of $301,350). The other executive officers received bonuses ranging from 56%-78% of base salary earned during the fiscal year.

   For FY99, the Chief Executive Officer bonus plan again provides for a bonus based on achievement of specific financial objectives. The total bonus available under the Chief Executive Officer plan is up to 80% of base salary based on achievement of targeted goals.

   The bonus plan for other executive officers provides for bonuses up to a range of 60% to 70% based on achievement of specified financial and (as applicable) sales goals. The plans provide for higher percentages if targeted goals are exceeded. The bonus plans for FY99 will be based upon the same combination and comparison of quarterly operating income percentages and quarter on quarter sales out unit growth as was used for the FY98 bonus plans.

   The Committee also considers granting stock options to an executive officer based on a number of factors, including an officer's responsibilities and relative position in the company, any changes in an officer's responsibility and position, special projects within the officer's area of responsibility, and the officer's equity interest in Xircom in the form of stock and options held by such individual. Options are granted at the current market price of our Common Stock on the date of the grant. During FY98, Mr. Gates received an option grant on 3/13/98 for 87,500 shares. During FY98, options for 200,000 shares were granted to the remaining Top 5 Compensated Officers as a group.

   No Compensation Committee member is a former or current officer, or employee of Xircom or any of its subsidiaries.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   No member of our Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.


                            COMPENSATION COMMITTEE

   Michael F.G. Ashby, Gary J. Bowen, William J. Schroeder and Delbert W. Yocam
===============================================================================

--------------------------------------------------------------------------------
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------


     The following table presents certain information about beneficial ownership of Xircom's Common Stock as of October 31, 1998, by each person (or group of affiliated persons) who is known by Xircom to own beneficially more than 5% of Xircom's Common Stock, each director, each executive officer named in the Executive Officer Compensation table, and all current directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

             Name and Address                           Number of shares/(1)/       Percent of Total
             ----------------                           ---------------------       ----------------
     Intel Corporation                                        4,026,308/(2)/              16.2%
     2200 Mission College Boulevard
     Santa Clara, California 95052

     Nicholas Applegate Capital Management                    1,485,750                    6.4%
     600 West Broadway
     San Diego, California 92101

     Dirk I. Gates/(3)/                                         994,218                    4.2%

     J. Kirk Mathews                                            138,852                      *

     Michael F.G. Ashby                                          20,000                      *

     Robert W. Bass                                              41,921                      *

     Kenneth J. Biba                                             15,200                      *

     Gary J. Bowen                                               22,500                      *

     Steven F. DeGennaro                                         33,293                      *

     Marc M. Devis                                              122,580                      *

     Randall H. Holliday                                         29,021                      *

     Carl E. Russo**                                            221,226                      *

     William J. Schroeder/(4)/                                   15,000                      *

     Delbert W. Yocam                                            15,000                      *

     All current directors and executive                      1,668,811                    7.0%
      officers as a group (12 persons)
----------------------------------------------------------------------------------------------------

*  Less than 1%
** Edgar only, in printed book this appears in italics.

(1) Includes options to exercise shares of Common Stock held by the following individuals, and all executive officers and directors as a group, that were exercisable on, or within 60 days after, October 31, 1998, as follows: Mr. Mathews, 22,500; Mr. Ashby, 15,000; Mr. Bass, 40,184; Mr. Biba, 15,000; Mr.
     Bowen, 22,500; Mr. DeGennaro, 19,395; Mr. Devis, 118,958; Mr. Holliday, 23,768; Mr. Russo 217,499; Mr. Yocam, 15,000; and all executive officers and directors as a group, 570,220.
(2) Includes 1,509,903 shares under warrants exercisable by Intel on, or within 60 days after, October 31, 1998.
(3) Includes 933,802 shares held by the Dirk I. Gates Trust dated October 4, 1994 of which Mr. Gates is Trustee and 60,416 shares subject to outstanding options held by Mr. Gates that were exercisable as of October 31, 1998 or within 60 days of such date.
(4) Mr. Schroeder's shares are held in the name of William J. Schroeder and Marilee J. Schroeder Revocable Trust.

--------------------------------------------------------------------------------
                            STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------


     The following graph compares the change in Xircom's cumulative total shareholder return on its Common Stock with the Standard and Poor's 500 Stock Index and the Hambrecht & Quist High Growth Index for the five-year period commencing September 30, 1993, and ending September 30, 1998.

                   SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
                   ---------     ---------     ---------     ---------     ---------     ---------
                     1993          1994          1995          1996          1997          1998
                     ----          ----          ----          ----          ----          ----
XIRCOM               $100          $114          $ 75          $ 89          $ 68          $134
S&P 500              $100          $104          $135          $162          $227          $248
H&Q GROWTH           $100          $101          $168          $202          $212          $189


Note:   Xircom's return is calculated based on the assumption that $100 was invested on September 30, 1993 at $18.25 per share.

                                 OTHER MATTERS
                                 -------------

     The Board of Directors knows of no other matters that have been submitted on a timely basis for voting at this Annual Meeting. If any other matters come before the shareholders at this Annual Meeting, the persons named on the enclosed Proxy card intend to vote the shares they represent as the Board of Directors may recommend.

     If we do not receive written notice before October 27, 1999, of a shareholder proposal for our 1999 Annual Meeting, the proxy holders for that meeting may exercise discretionary voting authority if the proposal is raised at that meeting, even though the proposal was not included in the Proxy Materials for the 1999 Annual Meeting.

                                              By Order of the Board of Directors


                                              /s/ Randall H. Holliday
Thousand Oaks, California                     Randall H. Holliday
December 11, 1998                             Secretary

                                     PROXY

                                 XIRCOM, INC.

          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - JANUARY 22, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned shareholder of Xircom, Inc. designates and appoints DIRK I. GATES and STEVEN F. DeGENNARO, and each of them, proxies and attorneys-in-fact of the undersigned, each with full power of substitution, to vote all the shares of Common Stock of Xircom, Inc. standing in the name of the undersigned at the Annual Meeting of Shareholders of Xircom, Inc. to be held at the Hyatt Westlake Plaza Hotel, located at 880 S. Westlake Boulevard, Westlake Village, California, on January 22, 1999 at 10:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof.

Unless a contrary direction is indicated, this Proxy will be voted FOR all nominees listed in Proposal 1, FOR Proposals 2, 3, 4 and 5 and in accordance with the judgment of the proxies as to the best interests of the Company upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

                   SEE REVERSE SIDE FOR VOTING ALTERNATIVES


-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
    SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE             SIDE
-----------                                                          -----------

     VOTE VIA TELEPHONE OR THE INTERNET -- IT'S QUICK, EASY AND IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you market, signed and returned your proxy card.
Please note all votes cast via the telephone or the Internet must be cast prior to 5 p.m., January 21, 1999. If you wish to change your address or notify the company that you plan to attend the meeting, please mark the boxes below and return your proxy by mail.

TELEPHONE VOTING:

 .  There is NO CHARGE for this call.
 .  On a Touch Tone Telephone call TOLL FREE 1-888-807-7699 24 hours per day - 7 days a week.
 .  You will be asked to enter the Control Number which is located above your name and address below.
--------------------------------------------------------------------------------
       OPTION #1: To vote AS THE BOARD OF DIRECTORS RECOMMENDS, press 1.
--------------------------------------------------------------------------------

      Your vote will be confirmed and cast as you directed. END OF CALL.

--------------------------------------------------------------------------------
    OPTION #2: If you choose to vote ON EACH PROPOSAL SEPARATELY, press 2.
                       You will hear these instructions:
--------------------------------------------------------------------------------

Proposal 1:    To vote FOR ALL nominees, press 1; to WITHHOLD YOUR VOTE FROM ALL nominees, press 2.

               To vote FOR EACH NOMINEE SEPARATELY, press 3; Please listen to the instructions to cast your votes.

Proposal 2-4:  To vote FOR, press 1; to vote AGAINST, press 2; to ABSTAIN, press
               3.

      Your vote will be confirmed and cast as you directed. END OF CALL.

INTERNET VOTING:

 .  As with all Internet access, usage or server fees must be paid by the user.

Visit our Internet voting site at http:/www.equiserve.com/proxy/ and follow the
                                  ------------------------------
instructions on your screen. These instructions are similar to those above for telephone voting.


MAIL VOTING:

 . Please fill in, date, sign and mail this proxy in the enclosed postage-paid return envelope.


       If you vote via telephone or the Internet, it is not necessary to return your proxy by mail. THANK YOU FOR VOTING.



[X] Please mark
    votes as in
    this example.

 1. To elect directors to serve for the ensuing year and until their successors are elected and duly qualified.

    Nominees: Michael F.G. Ashby, Kenneth J. Biba, Gary J. Bowen, Dirk I. Gates,
    J. Kirk Mathews, Carl E. Russo, William J. Schroeder and Delbert W. Yocarn

                             FOR         WITHHELD
                             [_]            [_]

                                                                  MARK HERE  [_]
                                                                 FOR ADDRESS
                                                                 CHANGE AND
[_] _________________________________________________________    NOTE BELOW
For all nominees except those indicated on the line above.

 2. To approve an amendment to Xircom's 1992 Director Stock Option Plan to increase the number of shares of common stock reserved for issuing from 425,000 to 725,000 shares, and to increase certain automatic grants under the Plan.

                       FOR        AGAINST       ABSTAIN
                       [_]          [_]           [_]


 3. To approve an amendment to Xircom's Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuing from 600,000 to 1,400,000 shares.

                       FOR        AGAINST       ABSTAIN
                       [_]          [_]           [_]


 4. To ratify the appointment of Ernst & Young LLP as independent auditors of Xircom for the fiscal year ending September 30, 1999.

                       FOR        AGAINST       ABSTAIN
                       [_]          [_]           [_]


 5. To transact any other business which may be presented at the meeting or any adjournment.


The proxies are authorized to accumulate votes and vote on such other business as is properly brought before the Annual Meeting for action in accordance with their judgment as to the best interests of the Company.

Please sign exactly as name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.





Signature:________________ Date:_______  Signature:________________ Date:_______